Exhibit 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Millenium Biotechnologies Group, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 (the "Form 10-QSB"), each of the undersigned officers of the Company certifies, to the best of their knowledge, that the Company's Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003                 MILLENIUM BIOTECHNOLOGIES GROUP, INC.

                                       By: /s/ Jerry E. Swon
                                           -------------------------------------
                                           Jerry E. Swon
                                           President and Chief Executive Officer

                                       By: /s/ Frank Guarino
                                           -------------------------------------
                                           Frank Guarino
                                           Chief Financial Officer


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